MIXX BRANDS

(Ticker: MIXX)

Forward Looking Statement

This presentation contains forward-looking statements that are based on the beliefs of Mix 1 management and reflect Mix 1's current expectations and projections about future results, performance, prospects and opportunities. Mix 1 has tried to identify these statements by using words such as "anticipate," believe," "could," "estimate," "expect," "intend," "may," "plan," "project," "potential," "should," "will," "will be," "would" and similar expressions, but this is not an exclusive way of identifying such statements. Investors are cautioned that all forward-looking statements contained herein speak only as of the date of this presentation and involve risks and uncertainties that could cause Mix 1's actual results, performance and achievements to differ materially from those expressed in these forward-looking statements, including, without limitation, the impact of the current challenging global economic conditions and recent financial crisis; the development of the market for beverage and consumer products; competition; Mix 1's ability to raise the capital required for research, product development, operations and marketing; anticipated dependence on material customers and material suppliers. For a detailed discussion of factors that could affect Mix 1's future operating results, investors should see disclosures under "Risk Factors" in the company's applicable filings with the US Securities and Exchange Commission. These factors should be considered carefully and investors should not rely on any forward-looking statements contained herein, or that may be made elsewhere from time to time by Mix 1 or on Mix 1's behalf. Mix 1 undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law.

Investment Highlights

- Mixx has a unique positioning in the snack and beverage market
- 5 Great Brands with Consumer Demand
- Market Access with Current Distribution and Pepsi
- Two High Growth Categories
- Expects revenue of [$8.2] million in calendar 2016

Corporate Overview

- **Company:** Mix1 Life Inc. dba. Mixx Brands Inc.
  - Brand Licensing Development Company
- **Company Divisions:**
  - Brand Licensing
  - Manufacturing/Distribution
  - Sales & Marketing
- **Corporate HQ:** Scottsdale, Arizona
- **Multiple Manufacturing, Distribution, Sales and Support Locations**
  - 70 network offices worldwide (5 countries)
  - 8 manufacturing plants (3 countries)

MIXX BRANDS
Brands You Know!®

Business Strategy

The new MIXX Brands, Inc. is a combination of Mix1 Life, Inc. and BrandMark Products, Inc. We have developed a portfolio of world class brands that puts a premium on innovation, flexibility and speed to market. Our business strategy is 'Brand Extension" and "Incremental Category Growth"

"Brand Extension" - Licensing an existing brand name *(Jim Beam)* from one category *(Bourbon)* and extending the brand market share into a new category *(Snacking Nuts, Seeds, Beef Snacks)* to gain incremental sales for the brand as well as capitalizing on new market share.

"Incremental Category Growth" – Retailers are constantly seeking innovative brand partners that look to grow specific category segments and bring more "users/shoppers" to these categories. This strategy provides for more penny profit to the retailer as well as more money spent per customer.


JIM BEAM
JIM BEAM B SINCE 1795
America's Signature Roasted
PREMIUM NUTS
JIM BEAM HONEY BOURBON CASHEWS
JIM BEAM HONEY BOURBON PEANUTS
JIM BEAM OAK BARREL SMOKED MIXED NUTS
JIM BEAM OAK BARREL SMOKED PEANUTS
JIM BEAM OAK BARREL SMOKED ALMONDS
JIM BEAM ALMONDS



Canadian Club
SINCE 1858
COMING SOON!
GET IT TO GO.
Our New Nut Snacks come in 3 different sizes for travel or making your favorite dishes.
VIEW PRODUCTS
ENJOY THE ALL-NEW
CANADIAN CLUB NUT SNACKS
ANYTIME.
CASHEWS
PEANUTS
MIXED NUTS
ALMONDS


Sauza
TEQUILA
ON TO THE NEXT PARTY WITH THE ALL-NEW SAUZA TEQUILA
NUT SNACKS
COMING
SOON
PARTY SNACKS FOR THE RIGHT
OCCASSION
3 SIZES TO CHOOSE FROM
PEANUT
SUNFLOWER SEE
PEPITAS
CHIPOTLE - LIME
CORN NUTS
CHIPOTLE - LIME


MAN UP.
NO FEAR
ENERGY
NEW
SUPER ENERGY
SUPPLEMENT
bloodshot
SUGAR FREE
MAN UP.

mix1


SUGAR FREE
Naturally Sweetened
mix1
PROTEIN SHAKE
25G PROTEIN
2G NET CARBS
19
CHOCOLATE
Naturally Flavored
12 fl oz (355 ml)
STRAWBERRY BANANA
Naturally Flavored
12 fl oz (355 ml)
VANILLA
Naturally Flavored
12 fl oz (355 ml)

Previously Owned and Distributed by:

HERSHEY'S
THE HERSHEY COMPANY


MESSi

State of the Company:
North America

Manufacturing Partners:

Key Distribution Partners

MIXX BRANDS

Market Coverage Globally

MIXX sells products nationally and internationally through a number of channels including: Grocery, Natural, Mass Drug, Club, Vending, Food Service, Convenience Stores, Travel Centers, Sports Facilities and Military.

The MIXX network partners boasts more than $1 billion in retail sales, 32,000 product lines and access to over 80% of the world's consumer marketplace via our world wide network of international representatives.

State of the Company: North America

Venue Partners:

MADISON SQUARE GARDEN

BELMONT PARK

FENWAY PARK 100 YEARS




BELMONT PARK
NYRA


jetBlue
jetBlue

FAST MARKET RESEARCH

Global Snack Foods Market - $374 billion!

Nielsen Data Report 2015

Global Energy Drink Market - $42 billion!

Beverage Daily Report June 2016

US Sports Drink / RTD Protein Market - $10 billion!

Beverage Industry Magazine July 2016

Board of Directors

Current & Incoming Board of Directors:

Lee Coleman (current) - Mr. Coleman is a brand marketing, product and business development professional with experience working with CEOs and CMOs to develop media and marketing partnerships that are multi-platform and integrated. For the past twelve (12) years, Mr. Coleman was employed in several positions at Cont. Viacom, Inc. (NASDAQ: VIA) starting as an Account Executive for Vh1 and CMT, and working his way up to Director of New Business Development, Vice President of New Business Development for Viacom's MTV Network, and eventually Vice President of Global Business Development for MTV Networks. Most recently, as Vice President of Global Business Development for MTV, Mr. Coleman spearheaded the Business Development sales team while working in tandem with Viacom global offices, focusing on new client and business for MTV

Networks and Global Music and Entertainment Clusters. Additionally, Mr. Coleman developed and created multi-network and partnership programs on a global basis, working with CEO's and client marketing teams to create customized multi-platform solutions to multi-faceted marketing strategies, and interfaced with all divisions of the MTV Networks organization to develop traditional and non-traditional revenue business programs. Mr. Coleman's industry expertise and innovative style provided the opportunity to work with many companies over his career including Amazon.com, Starbucks, Taco Bell, Google, Netflix, 3M and Sony Electronics. In January 2014, Mr. Coleman was appointed as a member of the Board of Advisors for NOHO, Inc., a global premium functional lifestyle beverage company (OTC: DRNK) and since March 2014, has served on the Board of Advisors of MilkMoney.com, an online marketplace for sponsorships, product placement, bookings and endorsements. Mr. Coleman continues to be a lecturer on economic empowerment on such topics as business development, media, marketing and multi-platform engagement at institutions such as USC, UCLA and Pepperdine University. The Company believes that Mr. Coleman will be a valuable member of the Board of Directors based on his experience in marketing and domestic and global business development.

Steve Vande Loo (current) - Mr. Vande Loo has over 30 years of experience with the Coca-Cola system in the field and headquarters and most recently held the title of National Vice President of Region Commercialization and Development for Coca-Cola Refreshments. During his tenure at Coca-Cola, from 1979 to 2012, Steve was responsible for creating marketing and brand-building strategies, overseeing operations in 7 regions in North America and Europe. Steve is also the Founder and President of Advanced Beverage Concepts in Atlanta, Georgia from 2012 to present.

Board of Directors

Current & Incoming Board of Directors cont...

Robert J. Goodmanson (current)- Mr. Goodmanson has 30 years of experience in the investment banking industry. He founded and is CEO of Maxwell Simon, Inc., a FINRA- registered full service Broker-Dealer and a licensed registered Investment Advisory firm. Maxwell Simon's focus is on institutional fixed income, advisory, private and public equity transactions. Prior to founding Maxwell Simon, Rob held senior positions at Tucker Anthony, Oakridge Financial and Robert W Baird. Mr. Goodmanson was a Senior Managing Director in charge of the Midwest and West divisions for Robert W. Baird. For 3 years he served on the FINRA Board of Governors for District 4 in Kanas City. He holds a BA from Hamline University in St. Paul, MN and successfully completed the multiyear Management Leadership Institute program at The Wharton School.

James S. Tonkin (current) – Mr. Tonkin is a private sector brand marketing and development professional who has designed and implemented national infrastructure in the food and beverage industry. Mr. Tonkin has successfully created and implemented business and financial strategies for domestic and international firms focusing on: production and manufacturing; branding; sales; marketing; and distribution. In the last 15 years, Mr. Tonkin has promoted brand and marketing programs for many clients in the bottled water and functional food/beverage industries.

Mr. Tonkin began his career serving as Vice President and General Manager of a West Coast 7–Up Bottler from 1973 until 1982 where he produced, marketed and distributed carbonated soft drink brands including 7-UP, A&W Root Beer, Crush and Clearly Canadian. Mr. Tonkin then successfully pioneered both a domestic cheese production-distribution facility in northern California and a snack chip company known as Buffalo Chips from 1982 until 1983. Turning his interest back to healthier beverages, he became V.P. Marketing and Sales for the first 'new age' beverage in the U.S in 1983, Napa Naturals, which innovatively married natural white grape juice, natural flavoring and sparkling mineral water. Starting a private consultancy in 1986 called Healthy Brand Builders, Mr. Tonkin focused on brand management, sales and marketing. His industry expertise and innovative style provided the opportunity to work with many companies over his consulting career including Essentia Water, a nationally recognized structured water, Bio Essentials an innovative glucosamine beverage for joint health. Since 2008, Mr. Tonkin served on the Board of Advisors for Zico. The Company believes that Mr. Tonkin would be a valuable member of the Board of Directors based on his experience in branding and marketing in the beverage industry.

Jerry Dellaportas (incoming)- Co-founder of BrandMark. Jerry has over 5 years domestic and international experience in strategic brand marketing and corporate business development. His responsibilities include key account brand management for all Mixx blue chip branded accounts, from the conception of the product and category, manufacturing, branded sales plan and brand market message.

Executive Team

New Management:

Jerry Dellaportas, CEO - is the co-founder of BrandMark. Jerry has over 5 years domestic and international experience in strategic brand marketing and corporate business development. His responsibilities include key account brand management for all Mixx blue chip branded accounts, from the conception of the product and category, manufacturing, branded sales plan and brand market message.

Steve Staehr, CFO - is currently the Chief Financial officer of Mix 1 Life, Inc. Mr., Staehr has over 30 years' experience in the fields of public accounting, corporate finance, corporate management with experience in entrepreneurial ventures as well as private company and public company executive management and operational management experience. Mr. Staehr has a degree in accounting and is a licensed CPA in Nevada and California and gained his public accounting experience with the Big 4 firm of Deloitte and Touche, CPA's. Mr. Staehr has worked for such notable Las Vegas gaming companies as Caesars World(Corporate Internal Audit and Finance), Wynn Resorts(Financial Controller) as well as Boyd Gaming Corporation (Controller Fremont Hotel, Corporate Controller). While with Boyd Gaming, Mr. Staehr assisted in all aspects of the company's initial public offering(IPO) and listing on the NYSE. With 14 casino and hotel properties it was one of the largest IPO's in the gaming industry. Mr. Staehr also served as CFO for the Encore Productions Inc. the leading Las Vegas based audio visual and event production company servicing the convention industry. While there the Encore was restored to profitability and its debt and equity structure went from a lender workout situation to regaining commercial bank financing. Mr. Staehr co-founded and served as CFO of Western Capital Resources a publicly traded consumer lending company operating in 14 states with over 75 branch operations. Mr. Staehr has recently consulted or worked directly for several public companies such as Cash Systems Inc., traded on the NASDAQ.

Stephan Dellipontas, Executive Vice President Business Development- is the founder of Brandmark, an international brand marketing firm located in Scottsdale, Arizona. Stephen has over 25 years domestic and international experience in strategic turnaround management, brand marketing and sales, mergers and acquisitions and corporate business development. Current and past clients include: Smithfield®, Sanderson Farms®, Seattle's Best®, Welch's®, Jim Beam®, Sauza® Tequila, Canadian Club®, PEPSICO®, Hershey®, CBA®, Universal Pictures®, Warner Brothers®, KROGER®, SUPERVALU®, SAFEWAY®, and Wal-Mart®.

MIXX BRANDS
Brands You Know!®

PRO FORMA REVENUES

	2016	2017	2018
Revenues			
JB-Sauza-CC	$4,018,910	$ 15,513,785	$ 24,822,056
Leo Messi	$1,686,120	$ 14,558,600	$ 23,293,759
Mix 1	$240,000	$ 4,580,000	$ 7,328,000
No Fear	$2,260,000	$ 10,750,000	$ 15,125,000
Disney	$0	$ 1,500,000	$ 2,400,000
Total Gross Sales Revenue	**$8,205,030**	**$ 46,902,385**	**$ 72,968,815**
Cost of Goods Sold			
Cost of Goods (SN-Manufacturing Expense)	$ 3,202,356	$ 8,997,995	$ 13,155,690
Cost of Goods (Beverage and Other Manufacturing)	$ 3,453,617	$ 20,402,590	$ 31,295,393
Total Cost of Goods	**$ 6,655,973**	**$ 29,400,585**	**$ 44,451,083**
Gross Margin	**$ 1,549,057**	$ 17,501,800	$ 28,517,732
Corporate general and administrative	$ 3,200,654	$ 3,354,998	$ 4,167,914
Depreciation and amortization expense	$ 1,596,000	$ 1,596,000	$ 1,596,000
Total operating expenses	$ 4,796,654	$ 4,950,998	$ 5,763,914
Other Income (expense)			
Interest	$ (1,109,568)	$ (390,000)	$ -
Profit (loss) before Income Taxes	$ (4,357,165)	$ 12,160,801	$ 22,753,818

2016 contains approximately $2.8 million in non-cash corporate general and administrative expenses

MIXX BRANDS
Brands You Know!®

Summary

In summary, MIXX Brands, Inc., a combination of Mix 1 Life, Inc. and BRANDMARK Products, Inc. has:

- Strong New Management
- 5 New Blue Chip Brands to Drive Sales
- 70 Network Sales Offices to Manage Sales
- Products in the Largest Retail Chains in the U.S.
- International Distribution
- $106,000,000 in Contractual Revenues for Mainland China
- Fortune 500 Distribution Partners
- Fortune 500 Manufacturing Partners

MIXX BRANDS
Brands You Know!®

Thank You!